UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 28, 2006
(Date of earliest event reported)

              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

     Delaware                     333-129918-04               13-3320910
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(State or other               (Commission File No.)         (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)

           11 Madison Avenue
           New York, New York                                   10010
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(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code  (212) 325-2000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.

                  On September 28, 2006, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2006-C4 in twenty-nine classes. The Class A-1, Class A-2, Class A-AB, Class A-3, Class A-4FL, Class A-1-A, Class A-M and Class A-J Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $3,760,320,000 were sold to Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., KeyBanc Capital Markets, Barclays Capital Inc., Wachovia Capital Markets, LLC and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated September 21, 2006, between the Registrant and the Underwriters, a form of which is filed as Exhibit 1.1.The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class A-X, Class A-SP, Class A-Y, Class R and Class V Certificates (collectively the "Private Certificates" and together with the Offered Certificates, the "Certificates") with an aggregate principal balance of $512,771,953 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated September 21, 2006, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, LaSalle Bank National Association, as certificate administrator, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as master servicer no.1, NCB, FSB, as master servicer no.2, LNR Partners, Inc. as special servicer no.1 and National Consumer Cooperative Bank as special servicer no. 2, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as
Exhibit 10.1, (2) LaSalle Bank National Association (the "LaSalle Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "LaSalle Mortgage Loan Purchase Agreement"), between the LaSalle Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.2., (3) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.3, (4) Barclays Capital Real Estate Inc. (the "Barclays Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "Barclays Mortgage Loan Purchase Agreement"), between the Barclays Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.4 and (5) NCB, FSB (the "NCB, FSB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the NCB, FSB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.5.

                  Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01         Financial Statements and Exhibits.

(c)      Exhibits

                  Exhibit No.       Description

                  1.1               Underwriting Agreement

                  4.1               Pooling and Servicing Agreement

                  8.1 Opinion of Cadwalader Wickersham & Taft LLP, dated September 28, 2006, relating to validity of tax matters.

                  10.1              Column Mortgage Loan Purchase Agreement

                  10.2              LaSalle Mortgage Loan Purchase Agreement

                  10.3              KeyBank Mortgage Loan Purchase Agreement

                  10.4              Barclays Mortgage Loan Purchase Agreement

                  10.5              NCB, FSB Mortgage Loan Purchase Agreement

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE SECURITIES CORP.

Date: October 13, 2006

                                        By:     /s/ Jeffrey Altabef
                                                --------------------------------
                                        Name:   Jeffrey Altabef
                                        Title:  Vice President

                                INDEX TO EXHIBITS

Exhibit No.    Description                                        Paper (P) or
-----------    -----------                                        Electronic (E)
                                                                  --------------
1.1            Underwriting Agreement                                  E

4.1            Pooling and Servicing Agreement                         E

8.1            Opinion of Cadwalader Wickersham & LLP,                 E
               dated September 28, 2006, relating to
               validity of tax matters

10.1           Column Mortgage Loan Purchase Agreement                 E

10.2           LaSalle Mortgage Loan Purchase Agreement                E

10.3           KeyBank Mortgage Loan Purchase Agreement                E

10.4           Barclays Mortgage Loan Purchase Agreement               E

10.5           NCB, FSB Mortgage Loan Purchase Agreement               E